UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 15, 2006

Empire Energy Corporation International

(Exact name of registrant as specified in its charter)

Nevada	1-10077	87-0401761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16801 W. 116th Street, Suite 100

Lenexa, Kansas 66219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 469-5615

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

Empire Energy Corporation International (“Empire” or the “Company”) issued a press release on Wednesday November 15, 2006, to announce that the Company had received a financing commitment for up to $12 million for its discovery drilling program and seismic survey on property covered by Special Exploration License (SEL) 13/98.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are furnished as part of this report:

Exhibit Number	Description
99.1	Press Release dated November 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE ENERGY CORPORATION INTERNATIONAL
Date: November 15, 2006

	By:	/s/ Malcolm Bendall
Malcolm Bendall
Director

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 15, 2006

4